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                                                                    EXHIBIT 10.2

                                AMENDMENT 2000-2

                              BECKMAN COULTER, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

           (As Amended And Restated Effective As Of September 1, 1998)

               WHEREAS, Beckman Coulter, Inc. (the "Company") maintains the Beckman Coulter, Inc. Executive Deferred Compensation Plan (as amended and restated effective as of September 1, 1998) (the "Plan"); and

               WHEREAS, the Company has the right to amend the Plan;

               NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 2001, as follows:

                                   ARTICLE IV
                                    ACCOUNTS

               1. Section 4.2(a) is amended by adding the following to the end of the Section:

                  "Effective January 1, 2001, no additional credits under Sections 4.2(d) and 4.2(e) shall be made."

               2. Section 4.2(d) is amended by adding the following to the end of the Section:

                  "Effective January 1, 2001, no additional credits under this
                  Section 4.2(d) shall be made."

               3. Section 4.2(e) is amended by adding the following to the end of the Section:

                  "Effective January 1, 2001, no additional credits under this
                  Section 4.2(e) shall be made."

               IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment to the Plan this 19th day of October, 2000.


                                         BECKMAN COULTER, INC.


                                         By /s/ Fidencio M. Mares
                                            ------------------------------------
                                                Fidencio M. Mares
                                                Vice President - Human Resources
                                                and Corporate Communications


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